Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a),
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, S. Ray Hatch, certify that:

1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Quest Resource Holding Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 23, 2021	/s/ S. Ray Hatch
S. Ray Hatch
President and Chief Executive Officer
(Principal Executive Officer)